Analytical Surveys, Inc.
                               1935 Jamboree Drive
                        Colorado Springs, Colorado 80920


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                February 18, 1997

Notice is hereby given that an Annual Meeting of Shareholders of Analytical Surveys, Inc. ("Company" or "ASI"), a Colorado corporation, will be held on February 18, 1997 at 3:30 P.M. MST at the Marriott Hotel, 5580 Tech Center Drive, Colorado Springs, Colorado, for the following purposes:

     1. To elect six Directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of the Shareholders and until the election and qualification of their respective successors; and

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the Company for the year ending September 30, 1997; and

     3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Company's Board of Directors has fixed the close of business on January 3, 1997 as the record date for determining those shareholders who will be entitled to vote at the meeting.

Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting.

A Proxy statement explaining the matters to be acted upon at the meeting is enclosed. Also enclosed is a copy of the Annual Report of the Company for the fiscal year ended September 30, 1996.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                      By Order of the Board of Directors



                                                /s/ Scott C. Benger
                                                Scott C. Benger
                                                Secretary/Treasurer

January 7, 1997

                            Analytical Surveys, Inc.
                               1935 Jamboree Drive
                        Colorado Springs, Colorado 80920


                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                         to be held on February 18, 1997

This Proxy Statement is submitted with the Notice of the Annual Meeting of Shareholders of Analytical Surveys, Inc. ("Company" or "ASI") to be held on February 18, 1997 at 3:30 P.M. MST at the Marriott Hotel, 5580 Tech Center Drive, Colorado Springs, Colorado.

The specific purposes to be considered and acted upon at the Annual Meeting are summarized as follows:

     1. To elect six Directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of the Shareholders and until the election and qualification of their respective successors; and

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the Company for the year ending September 30, 1997 and

     3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of the foregoing proposals is described in more detail in subsequent sections of this Proxy Statement.


                             Solicitation of Proxies

The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company.

The Proxy Statement and the proxies solicited hereby are being first sent or delivered to shareholders of the Company on or about January 7, 1997.

Subject to the conditions hereinafter set forth, the shares represented by each Proxy executed in the accompanying form of Proxy will be voted at the Annual Meeting in accordance with the instructions therein. The Proxy will be voted for management's nominees for Directors and for each other proposal therein specified, unless a contrary choice is specified.

The expenses of the solicitation of proxies for the meeting, including the cost of preparing, assembling and mailing the Notice, Proxy, Proxy Statement and return envelopes, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, will be paid by the Company.

A Proxy executed in the form enclosed may be revoked by the person signing the same at any time before the authority thereby granted is exercised by giving written notice to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by casting a vote at the meeting. Officers, Directors and principal shareholders of the Company are the beneficial owners of outstanding Shares of the Company. Such Officers, Directors and principal shareholders intend to vote for all proposals, which votes do not of themselves assure the ratification or approval of any of the proposals.


                 Outstanding Voting Securities and Voting Rights

The holders of record of the Common Stock of the Company at the close of business on January 3, 1997, will be entitled to notice of, and to vote at, the meeting. Each holder of Common Stock will be entitled to one vote for each share of stock so held. There are no cumulative voting rights.

The Company effected a three for two stock split effective July 1, 1996. All share quantities listed in this proxy statement have been adjusted to properly reflect this stock split.

The Company issued 345,000 shares in connection with the acquisition of the net assets of Intelligraphics, Inc. on December 22, 1995. These shares are subject to restrictions on both transfer and voting for a period of two years and are held in a voting trust. The trustees of the voting trust are the Directors of the Company. The trustees are required to vote these shares in the same proportion as all other shares voted, except in the event of certain capital transactions, such as a sale or merger of the Company, in which event the shares will be voted as directed by their beneficial owners.

On the record date, January 3, 1997, there were 4,889,401 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of at least 2,444,701 shares will constitute a quorum.


                  Voting Securities and Principal Shareholders

The following tables show, as of December 31, 1996, the stock ownership of (a) all persons known by the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock and (b) each nominee for election as a Director of the Company and all Officers and Directors as a group:


(a)  Beneficial owners of more than 5% of the Company's Common Stock:

                     Name and Address               Shares of Stock   Percent
       Title of      of Beneficial                  Beneficially      of
       Class         Owner                          Owned             Class
     -------------   ----------------------------   ---------------   -------

     Common Stock*   A. William Heulsman
                      235 West Broadway, Suite 40
                      Waukesha, Wisconsin  53186    268,800           5.50%

* The shares beneficially owned by Mr. Heulsman are restricted shares held in the voting trust described as "Outstanding Voting Securities and Voting Rights" on the previous page.


(b)  Nominees for election as Director, and all Directors and Officers:

                       Name                       Shares of Stock      Percent
     Title of          of Beneficial              Beneficially         of
     Class             Owner                      Owned                Class
     ------------      ---------------------      ---------------      -------

     Common Stock      John A. Thorpe               503,550            10.30%
     Common Stock      Sidney V. Corder               8,400              *
     Common Stock      Richard P. MacLeod             2,100              *
     Common Stock      James T. Rothe                 2,250              *
     Common Stock      Robert H. Keeley               4,500              *
     Common Stock      Willem H. J. Andersen              0              *

     Common Stock      All Directors and Officers
                          as a Group (9 persons)    543,206            11.11%

*   Less than one percent (1%)



                               Board of Directors

                             Directors' Compensation

Directors who were not also employees of the Company (the "outside directors") receive a retainer of $6,500 per year, paid quarterly. Directors who are also employees of the Company, do not receive any additional compensation for their service on the Board of Directors.

The outside directors also receive stock option awards under the 1993 Non-Qualified Stock Option Plan approved by the shareholders at the February 23, 1993 Annual Meeting. Pursuant to the 1993 Plan, such outside directors are granted nine thousand (9,000) options per year for the life of the plan.

Mr. Andersen also received 11,250 options in 1996 and his consulting firm, A&S Consulting, Ltd., received $9,000 in compensation for consulting services. The consulting assignment is expected to be completed in January 1997.


                       Directors' Meetings and Committees

During the year ended September 30, 1996, the Board of Directors met ten times. Each Director standing for reelection was present for at least seventy-five (75%) percent of the meetings of the Board of Directors except Mr. MacLeod who was present for sixty (60%) percent of the meetings.

The Compensation Committee is chaired by Robert H. Keeley with all of the Board's outside directors as members. The Compensation Committee met three times during 1996. The Compensation Committee does not include any employees or former or current officers of the Company. There are no "interlocking" membership between ASI's Compensation Committee and any other company's compensation committee.

The Audit Committee is chaired by James T. Rothe with all of the Board's outside directors as members. The audit committee met once during 1996.

There is no nominating committee of the Board.


                              Election of Directors

The persons named below have been nominated for election as directors to serve until the next Annual Meeting of Shareholders in 1998 and until their successors are elected and qualified. All of the nominees are presently Directors of the Company. It is the intention of the persons named as proxies in the accompanying form of Proxy to vote FOR the election of the persons named below. If any such person should be unable to serve or become unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The names of the intended nominees, their principal occupations for the past five years, the year each first became a Director, and their ages are as follows:

John A. Thorpe: (62) Mr. Thorpe, the Chairman of the Board and Chief Technical Officer, is the founder of Analytical Surveys, Inc. He holds a Master of Science in Photogrammetric Engineering from the International Training Center for Aerial Survey in Holland and a B.S. in Geography and Mathematics from Rhodes University in South Africa. Mr. Thorpe has been employed by the Company on a full time basis since he founded the Company in 1981. Mr. Thorpe is a Certified Photogrammetrist and has presented various technical papers on computerized mapping methods in the United States, South Africa and Europe.

Sidney V. Corder: (54) Mr. Corder was elected to serve as a Director of the Company on November 6, 1992 and is the President and Chief Executive Officer of the Company. Mr. Corder joined the Company in August 1990 as President and became the Chief Executive Officer in 1993. From 1979 to 1990 Mr. Corder served Cubic Corporation, most recently as President, Cubic Western Data. He holds certificates of completion from the Executive Institute at the Graduate School of Business, Stanford University and the Managerial Policy Institute, University of Southern California.

Richard P. MacLeod: (59) Mr. MacLeod was elected to serve as a Director of the Company on December 17, 1987. Mr. MacLeod is President of the United States Space Foundation. Mr. MacLeod received a B.A. degree in Government Studies from the University of Massachusetts. He received a Master of Arts degree in International Relations from the University of Southern California and is also a graduate of the Armed Forces Staff College and the National War College and was honored as a Distinguished Graduate of the Industrial College of the Armed Forces. During his 24 year career in the U.S. Air Force, Mr. MacLeod served in a wide variety of staff positions throughout the world. His most recent assignments included Chief of Staff, North American Aerospace Defense Command, 1981-1984, and a two year assignment as the first Air Force Space Command Chief of Staff.

James T. Rothe: (53) Dr. Rothe was elected to serve as a Director of the Company on December 17, 1987. Dr. Rothe is a Professor of Business at the College of Business and Administration, University of Colorado at Colorado Springs. He served as Dean of the College of Business and Administration, University of Colorado at Colorado Springs from 1986 to 1994. Dr. Rothe earned his B.B.A., M.B.A. and Ph.D. degrees from the University of Wisconsin-Madison. Dr. Rothe has been involved in academic and industrial activities throughout his career. From 1967 to 1979, Dr. Rothe held teaching and administrative positions at the University of Colorado and Southern Methodist University. In 1979, Dr. Rothe became the Vice President, Marketing for Pearle Vision Centers, a unit of Pearle Optical Group. From 1983 to 1986, Dr. Rothe served as President of the Texas State Optical Company, a division of Pearle Health Services, Inc. He then served as President of Pearle Vision Center and Texas State Optical Company, divisions of Pearle Health Services, Inc. Dr. Rothe has published extensively in the Marketing and Strategic Management areas and has served as a consultant to numerous corporations throughout the United States.

Robert H. Keeley: (55) Dr. Keeley was elected to serve as a Director of the Company on December 11, 1992. Since September 1992, Dr. Keeley has been the El Pomar Professor of Business Finance at the College of Business and Administration, University of Colorado at Colorado Springs, where he also is associated with the Colorado Institute for Technology Transfer and Implementation (CITTI). Dr. Keeley also serves on the boards of directors of Simtek Corporation and Molecular Dynamics, Inc. From 1986 to 1992 he was associate professor of industrial engineering at Stanford University. Prior to 1986 he was a venture capitalist, serving as a general partner in Hill, Keeley and Kirby (1984-1985), and as vice president and general partner in Electro-Science Management Corporation (1970-1984). Dr. Keeley earned a B.S. in Electrical Engineering at Stanford University, an M.B.A. from Harvard University and a Ph.D. Business Administration from Stanford University.

Willem H. J. Andersen: (55) Mr. Andersen was appointed to serve as a Director of the Company on October 24, 1995. He presently is a consultant with the National Semiconductor Corporation and is a member of the board of directors of Iomega Corporation. He spent more than 15 years with various divisions of Phillips N.U. of the Netherlands, including president and chief executive officer of Laser Magnetic Storage International Company, a North American Phillips company. Mr. Andersen earned an IR degree (equivalent to a Ph.D.) in Electron Physics and Electron Optics at Technological University Delft, in Delft, The Netherlands and completed the Advanced Management Program at Harvard University.

                               Executive Officers

The executive officers are listed below. Mr. Thorpe and Mr. Corder are also members of the Board of Directors and their biographical information is presented above.

      Name                   Position                             Officer since
 --------------       -----------------------                     -------------


Sidney V. Corder      President and Chief Executive Officer           1990

John A. Thorpe        Chief Technical Officer                         1981

Scott C. Benger       Secretary/Treasurer and                         1990
                      Sr. Vice President, Finance

Raymond R. Mann       Sr. Vice President, Business                    1992
                      Development and Contracts

William D. Nantell    Sr. Vice President and                          1995
                      President, Intelligraphics Division


Scott C. Benger: (47) Mr. Benger joined the Company in September 1990 as controller. He became Secretary/Treasurer and Vice President, Finance in January 1991 and Senior Vice President, Finance in November 1993. Mr. Benger was a legal administrator for five years before joining the Company. Mr. Benger received a B.S. Business Administration from the University of Nebraska.

Raymond R. Mann: (49) Mr. Mann joined the Company in August 1992 as Vice President, Operations. He became Senior Vice President, Business Development and Contracts in November 1993. Prior to joining the Company, Mr. Mann was a senior consultant in the Geographic Information Systems practice of an international engineering firm. Mr. Mann received a B. A. from the University of Nebraska at Omaha and a M.S. in Public Administration from Virginia Polytechnic College.

William D. Nantell: (47) Mr. Nantell joined the Company in December 1995 as President of the Intelligraphics International division and was appointed a Senior Vice President in February 1996. Mr. Nantell served as President and Chief Operating Officer of Intelligraphics International Inc. from 1991 until its acquisition by the Company. He received a B.A. in Management from the University of Wisconsin at Whitewater.

There are no arrangements or understandings between any officer and any third parties pursuant to which the above officers were selected. There are no proceedings to which any of the Company's officers or directors is a party adverse to Analytical Surveys, Inc.

                             Executive Compensation

The following three tables set forth the compensation paid to and information related to stock options granted to the Chief Executive Officer and the executive officers.


                           Summary Compensation Table

                                                                           Long Term
                                                                          Compensation
                                            Annual Compensation              Awards
                                                                                              All Other
Name and                                                   Other Annual      Stock            Compensa-
Principal                          Salary       Bonus      Compensation    Options(1)          tion(2)
Position               Year         ($)          ($)           ($)            (#)               ($)
--------               ----        -----        -----         -----          -----            -------


Sidney V. Corder
  President and        1996        163,578      102,487        (3)           22,500            7,308
  Chief Executive      1995        141,711       69,387        (3)          202,500            6,872
  Officer              1994        136,339       65,894        (3)           22,500            6,648

John A. Thorpe
  Chairman and         1996        145,422       46,220        (3)            9,000           15,232
  Chief Technical      1995        141,000       38,235        (3)           15,000           15,143
  Officer              1994        140,539       39,536        (3)           22,500           15,134

Scott C. Benger
  Secretary/Treasurer  1996         92,845       62,248        (3)           21,000            1,857
  and Senior Vice      1995         83,308       33,985        (3)           15,000            1,666
  President            1994         77,538       26,357        (3)           15,000            1,551

Raymond R. Mann
  Senior Vice          1996         87,539       39,000        (3)           12,666            1,753
  President            1995         82,015       33,910        (3)           15,000            1,640
                       1994         76,038       26,000        (3)           15,000            1,521

William D. Nantell     1996 (4)     96,663       18,600        (3)            7,500            1,997
  Sr. Vice President
  and President
  Intelligraphics
  Division

         (1) Long term compensation consists of stock options only. There were no restricted stock nor other long term incentive plans, therefore columns for "Restricted Stock Awards" and "LTIP Payouts" are omitted.
         (2) Other compensation includes deferred compensation accrued (Mr. Thorpe only), life insurance premiums and employer's matching contributions to the 401(k) Incentive Savings Plan.
         (3)      Less than 10%.
         (4) For the period from December 22, 1995 (date of hire) through September 30, 1996.



                        Option Grants in Last Fiscal Year

                                     % of Total
                       Options     Options To All    Exercise       Expiration
     Name              Granted        Employees        Price           Date

  Sidney V. Corder      22,500            9%         $11.083        April 2006
  John A. Thorpe         9,000            4%          11.083        April 2006
  Scott C. Benger       21,000            9%          11.083        April 2006
  Raymond R. Mann       12,000            5%          11.083        April 2006
  William Nantell        7,500            3%          11.083        April 2006




                 Aggregated Option Exercises in Last Fiscal Year
                                and FY-End Values

                                                                                        Value of
                                                                    Number of          Unexercised
                                                                   Unexercised        In-the-Money
                                                                   Options at          Options at
                                                                   FY-end (#)           FY-end ($)
                                 Shares            Value
                                Acquired         Realized         Exercisable/        Exercisable/
     Name                    on Exercise (#)        ($)           Unexercisable       Unexercisable
     ----                    ---------------       -----          -------------       -------------

  Sidney V. Corder            39,375             414,375
         Exercisable                                                 113,250         $   736,250
         Unexercisable                                               129,375             679,225
                                                                     -------           ---------
             Total                                                   242,625          $1,415,475
                                                                     =======          ==========

  John A. Thorpe                   0                   0
         Exercisable                                                 123,794          $1,159,702
         Unexercisable                                                22,125             105,469
                                                                     -------            --------
             Total                                                   145,919          $1,265,171
                                                                     =======           =========

  Scott C. Benger             11,250              80,625
         Exercisable                                                  43,500            $397,187
         Unexercisable                                                32,250              87,813
                                                                     -------             -------
             Total                                                    75,750            $485,000
                                                                     =======             =======

  Raymond R. Mann             25,000             211,667
         Exercisable                                                  23,750            $198,021
         Unexercisable                                                23,250              87,813
                                                                     -------             -------
             Total                                                    47,000            $285,834
                                                                     =======             =======

  William D. Nantell               0                   0
         Exercisable                                                       0                 $ 0
         Unexercisable                                                 7,500                   0
                                                                      ------                  --
             Total                                                     7,500                 $ 0
                                                                      ======                  ==

                 Employment Contracts and Termination Agreements

Four executive officers, Messrs. Thorpe, Corder, Benger and Mann, are employed under separate employment contracts which continue until June 26, 1998 (Thorpe and Corder) or September 20, 1997 (Benger and Mann) and are automatically renewable for successive two year periods thereafter. Mr. Nantell is employed under an employment agreement which expires on December 31, 1996 and may be renewed for one year at the Company's option upon payment of $10,000 to employee. The agreements provide for the following termination provisions:

     Termination by employee, without cause:
         Messrs. Thorpe, Corder, Benger and Mann:
         The Company may accept the employee's resignation upon receipt or the Company may require the employee to continue to perform his duties for up to six months with compensation continuing only through the period of performance.

         Mr. Nantell:
         Employee  will  receive   compensation   only  through  the  period  of
         performance.

     Termination by employer, without cause (all five officers):
         The Company may terminate the employee without cause. The employee will remain on the payroll for twenty-four (24) months (Thorpe and Corder) or twelve (12) months (Benger and Mann) or seven (7) months (Nantell) after such termination without cause.

     Termination by employer, for cause (all five officers):
         Employer may terminate employee for cause, meaning failure by the employee to correct, cease, or otherwise alter any action or omission to act that constitutes a material and willful breach of the employment agreement likely to result in material damage to the Company, or willful gross misconduct likely to result in material damage to the Company. Upon termination for cause by the employer, employee shall not receive any termination pay or benefits beyond the date of termination (thirty calendar days after notice of termination).

     Termination by employee, for cause:
         Messrs. Thorpe, Corder, Benger and Mann:
         The employee may resign his employment for cause if the employer fails to correct, cease or otherwise alter any material adverse change in the conditions of the employee's employment caused by (a) a change in ownership of the Corporation; or (b) any change in employee's title, position or the duties assigned to him by the Board of Directors unless employee consents to such change, on terms as mutually agreed. Upon termination for cause by employee, employee shall be continued on the payroll including benefits for thirty-six (36) months (Thorpe and Corder) or eighteen (18) months (Benger and Mann).

         Mr. Nantell:
         In the event of a breach by the Employer, meaning a material default by Employer which remains uncured 30 days after Employee gives Employer notice of such breach or any reduction of duties such that Employee ceases to have executive supervisory responsibilities, employee shall be continued on the payroll including benefits for seven (7) months.

Pursuant to Mr.  Thorpe's  employment  contract,  the Company  pays one half the annual premium for a $500,000 "split dollar" life insurance policy on Mr. Thorpe, the beneficiary of which is designated by Mr. Thorpe. Pursuant to the other employment contracts, the Company pays the premium for term life insurance policies in the amounts of $250,000 plus an additional $250,000 accidental death coverage on Mr. Corder, $100,000 plus an additional $100,000 accidental death coverage on Mr. Benger and Mr. Mann, and $150,000 plus an additional $150,000 accidental death coverage on Mr. Nantell with beneficiaries designated by the respective officers.

Mr. Thorpe and the Company have entered into a Stock Redemption Agreement which is more fully described in the notes to the financial statements contained in the Annual Report enclosed herewith. Mr. Corder, Mr. Thorpe and Mr. Benger participate in the Incentive Bonus Plan described below. Mr. Mann and Mr. Nantell have been awarded bonuses by the Compensation Committee of the Board of Directors based on the performance of the Company's sales and marketing efforts.



                            Other Compensation Plans

On September 26, 1991 the Compensation Committee of the Board of Directors adopted an Incentive Bonus Plan effective for fiscal 1992 and following years. A copy of the Incentive Bonus Plan has been included as an exhibit to ASI's Annual Report on Form 10-K for the year ended September 30, 1992 filed with the Securities and Exchange Commission.

The Company maintains two term life insurance policies, each in the amount of $1,000,000, on its Chief Technical Officer, John A. Thorpe. The Company is the owner and the beneficiary under both policies. In addition, the Company maintains a disability buy-out insurance policy covering Mr. Thorpe. The Company is the owner and beneficiary of this policy which will pay the Company $1,000,000 should Mr. Thorpe become disabled and therefore unable to carry out his duties at the Company. All or a portion of the proceeds of the disability buy-out policy, should Mr. Thorpe become disabled, or up to $1,000,000 of the proceeds of one of the life insurance policies in the event of Mr. Thorpe's death would be used to repurchase all or a portion of Mr. Thorpe's stock in accordance with the terms of the Stock Redemption Agreement between the Company and Mr. Thorpe dated February 14, 1989. A copy of the Stock Redemption Agreement was included with the Company's Annual Report on Form 10-K for fiscal 1989 filed with the Securities and Exchange Commission.

In October 1988 the Board of Directors approved, and the Company adopted, a 401(k) incentive savings plan for the Company's employees. This 401(k) plan was amended and restated in May 1992 and a copy of the amended and restated plan has been included as an exhibit to ASI's Annual Report on Form 10-K for the year ended September 30, 1992 filed with the Securities and Exchange Commission.




        Compliance with Section 16(a) of the 1934 Securities Exchange Act

The Company is not aware of any instances of late filing of reports  required by
Section 16(a) of the 1934 Securities Exchange Act for the year ended September 30, 1996.


           Ratification of Selection of Independent Public Accountants

Pursuant to the By-laws of the Company, shareholders will be asked to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending September 30, 1997. KPMG Peat Marwick LLP has no relationship with the Company except in its capacity as the Company's auditors.

A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate inquiries.

The Board of Directors recommends that shareholders vote FOR ratification of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending September 30, 1997. It is the intention of the persons named as proxies in the accompanying form of Proxy to vote for ratification of KPMG Peat Marwick LLP as independent auditors of the Company for the year ended September 30, 1997.


                              Shareholder Proposals

Shareholder Proposals intended to be considered at the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Company not later than September 15, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.






                                  Annual Report

THE ANNUAL REPORT FOR ANALYTICAL SURVEYS, INC., FOR THE YEAR ENDED SEPTEMBER 30, 1996, IS MAILED HEREWITH. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO MAY BE OBTAINED BY REQUEST FROM SCOTT C. BENGER, SECRETARY, 1935 JAMBOREE DRIVE, COLORADO SPRINGS, COLORADO 80920.


                                  Other Matters

Management is not aware of any matters to come before the meeting which will require the vote of Shareholders other than those matters indicated in the Notice of Shareholder Meeting and this Proxy Statement. However, if any other matter calling for Shareholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed Proxy Form will vote thereon according to their best judgment.

                                          By Order of the Board of Directors




                                                     /s/ Scott C. Benger
January 7, 1997                                      Scott C. Benger
                                                     Secretary/Treasurer

                                   APPENDIX 1
                                  FORM OF PROXY


Analytical Surveys, Inc.          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
1935 Jamboree Drive               OF DIRECTORS
Colorado Springs, Colorado
                                  The undersigned hereby appoints John A. Thorpe
                                  and James T. Rothe and each  of them with full
                                  power  of substitution,  the  proxies  of  the
                                  undersigned to vote all shares of Common Stock
                                  of   Analytical   Surveys,  Inc.,  which   the
                                  undersigned is  entitled to vote at the Annual
                                  Meeting of Shareholders of the Corporation to be held at the Marriott Hotel, 5580 Tech
                                  Center Drive,  Colorado Springs,  Colorado, on
                                  February 18, 1997, at 3:30 P.M.


Annual Meeting February 18, 1997

1.   ELECTION OF DIRECTORS

     |_|  FOR all nominees listed below   |_| WITHHOLD AUTHORITY to vote for all
          (except as marked to the            nominees listed below
          contrary below)

          John A. Thorpe         Sidney V. Corder         Richard P. MacLeod
          James T. Rothe         Robert H. Keeley         Willem H. J. Andersen

INSTRUCTION: To withhold authority for any individual nominee, strike a line through or otherwise strike the nominee's name in the list above.

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

        |_|  FOR                 |_|  AGAINST              |_|  ABSTAIN

                        Please continue on reverse side

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


Dated _________________________, 1997   __________________________________
                                                    Signature
                                        __________________________________
                                            Signature if held jointly

NOTE: Signature should agree with the name on Stock Certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.